SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________
SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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ANTS SOFTWARE INC.
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April 8, 2004

To the Shareholders of ANTs software inc.:

You are cordially invited to the 2004 Annual Meeting of Shareholders, which will be held on Tuesday, May 6, 2004, at 2:00 p.m. at the Crowne Plaza, San Francisco International Airport, 1177 Airport Blvd., Burlingame, California 94010, (650) 342-9200.

At our meeting, you will be asked to consider and vote upon the following proposals: (i) to elect one Class 1 director, and (ii) to ratify the appointment of Burr, Pilger & Mayer, LLP as our independent accountants for the fiscal year ending December 31, 2004.

Details with respect to the meeting are set forth in the attached Notice of Annual Meeting and Proxy Statement.

In preparation for the meeting, we are asking that all shareholders who are planning to attend the meeting in person check the appropriate box on the proxy card. Without an RSVP, we cannot guarantee the availability of seating for all meeting attendees. First priority will be given to those individuals that have RSVPed in advance of the meeting.

Whether or not you plan to attend the meeting, you are urged to vote. Your vote is very important to us and we encourage you to read the proxy statement and vote your shares as soon as possible. Voting instructions for votes by mail, telephone or Internet are included on the proxy card.

I look forward to seeing you at the Annual Meeting.

Sincerely

/s/ Francis K. Ruotolo
________________
Francis K. Ruotolo
Chairman of the Board
and Chief Executive Officer

ANTs software inc.
801 Mahler Rd, Suite G
Burlingame, CA 94010

Notice of Annual Meeting of Shareholders
Of ANTs software inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ANTs software inc., a Delaware corporation (the "Company") will be held at the Crowne Plaza, San Francisco International Airport, 1177 Airport Blvd., Burlingame, California 94010, (650) 342-9200, on May 6, 2004, at 2:00 p.m., local time to transact the following business:

  Elect one Class 1 director of the Company. Thomas Holt has been nominated to serve until the 2007 Annual Meeting, and until his successor has been elected and qualified.
  Ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the calendar year ending December 31, 2004; and
  Consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All of these matters to be voted upon are more fully presented and discussed in the Proxy Statement delivered with this notice. Your board of directors recommends that you vote in favor of the 2 proposals outlined in this Proxy Statement.

Your board of directors has fixed the close of business on March 29, 2004 as the record date for determining those shareholders who are entitled to receive notice of and to vote at this meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the meeting and, for a ten-day period preceding the meeting, at the offices of the Company during ordinary business hours. The stock transfer books will not be closed between the record date and the date of the meeting.

Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please read the attached Proxy Statement and vote via any of the methods described on the proxy card as promptly as possible. You may revoke your proxy at any time prior to the time it is voted at the meeting or any adjournment thereof. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                                                                                           By Order of the Board of Directors

                                                                                           /s/ Kenneth Ruotolo
                                                                                          __________________________________
                                                                                           Kenneth Ruotolo, Secretary

Burlingame, California

April 8, 2004

ANTs software inc.
_______________________
PROXY STATEMENT

Annual Meeting of Shareholders
May 6, 2004

This Proxy Statement is being mailed to shareholders on or around April 12, 2004, in connection with the solicitation of proxies by the Board of Directors of ANTs software inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on May 6, 2004, at 2:00 p.m. local time at the Crowne Plaza, San Francisco International Airport, 1177 Airport Blvd., Burlingame, California 94010, (650) 342-9200, (the "Annual Meeting").

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, you will be asked to:

  Elect one Class 1 director;
  Ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the year ending December 31, 2004; and
  Act upon such matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What is the Proxy for, who can vote and how do I vote?

This proxy statement informs the shareholders of the Company about items that will be voted upon at the Annual Meeting.  The Statement also solicits proxies (a formal way of voting through legal representation) from those shareholders who are unable to attend the Annual Meeting.  The proxy statement was prepared by the management of the Company for its Board of Directors. The Company is paying the cost of preparation of this Statement and for its mailing to and return of executed proxies from Shareholders.

The proxy is for voting shares in connection with the Annual Meeting and at any adjournment or postponement of that meeting.  The Annual Meeting will be held on May 6, 2004, at 2:00 p.m., local time, at the Crowne Plaza, San Francisco International Airport, 1177 Airport Blvd., Burlingame, California 94010.

You may vote at the Annual Meeting if you were a shareholder of record of Common Stock at the close of business on March 29, 2004.  On March 29, 2004, there were 32,100,492 shares of Common Stock outstanding and no shares of Preferred Stock outstanding.  The presence at the Annual Meeting, in person or by proxy, of a majority of the total number of shares entitled to vote on the record date constitutes a quorum for the transaction of business by such holders at the Annual Meeting.  Each share is entitled to one vote on each matter that is properly brought before the Annual Meeting.

A list of Shareholders entitled to vote at the Annual Meeting will be available at the Crowne Plaza, San Francisco International Airport, 1177 Airport Blvd., Burlingame, California 94010, on the date of the Annual Meeting.  This list will also be available for 10 days prior to the Annual Meeting at the offices of the Company at 801 Mahler Road, Suite G, Burlingame, California during normal business hours.

Can I attend the Annual Meeting?

Yes.  If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card. If you are unable to attend the Annual Meeting you may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors and, when properly completed and returned, will be voted as you direct on your proxy. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the proposals to be considered at the Annual Meeting and FOR the nominee for Class 1 director presented by the Board.  You may revoke or change your proxy at any time before it is exercised at the Annual Meeting.  To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's address set forth above.  You may also revoke your proxy by giving notice and voting in person at the Annual Meeting.

How will votes be counted?

The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.  If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker non-votes"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Even though broker non-votes will be counted as present to determine if a quorum exists, they will not be counted as present and entitled to vote on any non-routine proposal.

The director nominee who receives the greatest number of votes cast in person or by proxy at the Annual Meeting will be elected Class 1 director of the Company.  The affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting is required for the approval of the other matters to be voted upon.  Abstentions will be treated as votes cast against the particular matter being voted upon.

How may I communicate with the Company's Board of Directors?

You may send correspondence to the Secretary of the Company, Mr. Kenneth Ruotolo, at 801 Mahler Road, Suite G, Burlingame, CA 94010. Mr. Ruotolo will submit your correspondence to the Board of Directors or the appropriate committee, as applicable.

In what ways can I vote?

You have several options available to vote your shares without attending the Annual Meeting.  You can vote by (i) completing, signing and returning the enclosed proxy, (ii) calling in your votes by telephone, or (iii) using the Internet.  Please refer to enclosed proxy card for further instructions.

You can vote by telephone using the telephone number shown on your proxy card.  The telephone voting procedure is designed to authenticate your identity and allow you to vote your shares.  It will also confirm that your instructions have been properly recorded.  If your shares are held in the name of a bank or broker, the availability of telephone voting will depend on the voting process of the bank or broker. Please follow whatever telephone voting instructions are on the form you receive from your bank or broker.

You can vote on the Internet at the web address shown on the enclosed proxy card.  The Internet voting procedure is designed to authenticate your identity and allow you to vote your shares.  It will also confirm that your instructions have been properly received. If your shares are held in the name of a bank or broker, the availability of Internet voting will depend on the voting process of the bank or broker.  Please follow whatever Internet voting instructions are on the form you receive from your bank or broker.

If you elect to vote using the Internet you may incur telecommunications and Internet access charges for which you are responsible.

Proposal 1 - ELECTION OF DIRECTOR

 The Company's Board of Directors currently has five directors divided into three classes.  Members of each class serve for a three-year term, with one class of directors being elected each year.

The nominee, Thomas Holt, is a director currently designated as Class 1 Director, whose term expires at the Annual Meeting, and upon his successor being elected and qualified to serve.  Papken Der Torossian has chosen not to serve as Class 1 director following the expiration of his term. Therefore, he is not up for re-election at this Annual Meeting.  The enclosed proxy cannot be voted for a greater number of persons than one.

The Board of Directors proposes the election of Thomas Holt as Class 1 Director for a term of three years, expiring at the 2007 Annual Meeting, and until his successor is elected and qualified to serve.  The nominee has indicated to the Company that he will serve if elected.

Unless otherwise indicated, all proxies that authorize the persons named therein to vote for the election of a director will be voted for the election of the nominee listed below. If the nominee is not available for election as a result of any unforeseen circumstance, it is the intention of the persons named in the proxy to vote for the election of such substitute nominee, if any, as the Board of Directors may propose.

Nominee for Class 1 Director

Class 1 directors generally serve a term of 3 years and until their successors are elected and qualified.  It is anticipated that the Class 1 director will serve until the annual meeting following the close of the 2006 fiscal year.  The nominee for Class 1 director is as follows:

Thomas Holt, Age 58

Thomas Holt joined the Company's Board of Directors in November 2000. Mr. Holt is currently Vice President and CIO for Lucent's Services organization.  Mr. Holt was VP of Information Services and Chief Information Officer at International Network Services ("INS") from May 1997 before its merger with Lucent.  He has also acted as VP of MIS and CIO at Informix and held senior positions at Motorola after starting his career with IBM.

A plurality of the votes cast is necessary for the election of a director.

The Board of Directors recommends a vote FOR the nominee listed above.

 Class 2 Director continuing in office

The term of the Class 2 director expires at the annual meeting following the close of the 2004 fiscal year.  The Class 2 director and the Class 2 director position are not up for re-election at this Annual Meeting.

Homer G. Dunn, Age 63

Homer G. Dunn joined the Company's Board of Directors in January 2001. Mr. Dunn has almost 35 years of business experience encompassing sales, marketing, product management, and consulting.  At present, he is Chairman and Founder of Evant Inc. (previously NONSTOP Solutions), a leading provider of demand chain optimization technology, information and services solutions to manufacturers, wholesale distributors and retailers.

Class 3 Directors continuing in office

The term of Class 3 directors expires at the annual meeting following the close of the 2005 fiscal year.  The Class 3 directors and the Class 3 director positions are not up for re-election at this Annual Meeting.

Francis K. Ruotolo, Age 66

Frank Ruotolo became Chairman of the Board, Chief Executive Officer and President in January 2001.  Prior to that time, he was a member of the Board of Advisors.  Most recently, he was a director in the consulting practice of Deloitte & Touche. Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included: IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government. Mr. Ruotolo was Senior Vice President of Macy's California for seven years and held the same position at Lord & Taylor in New York. Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA. Mr. Ruotolo resigned as President of the Company in March 2003.  Mr. Ruotolo has a family relationship with the Corporate Secretary/CFO, Kenneth Ruotolo, who is his son.

John R. Gaulding, Age 58

John R. Gaulding joined the Company's Board of Directors in January 2001.  Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and serves on the audit and compensation committees of Monster Worldwide, Inc. Mr. Gaulding also serves on the board of Yellow Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is chairman of the Nominating and Governance Committee. Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E. From 1990-1996, Mr. Gaulding served as President and CEO of ADP's Claims Solutions Group where he was also a member of the Corporate Executive Committee.  From 1983-1985 Mr. Gaulding was Corporate Vice President, Strategy and Development, also serving on the Corporate Executive Committee of Pacific Telesis, Inc. From 1985-1990 Mr. Gaulding was President and CEO of Pacific Bell Directory, the yellow pages publishing unit of Pacific Telesis, Inc.

Board Committees

The Board of Directors met 7 times during the fiscal year ended December 31, 2003 (the "Last Fiscal Year").  During the Last Fiscal Year, except for Papken Der Torossian, each director attended at least 75% of the total number of meetings of the Board of Directors and the Board committees of which he was a member while he was a member. The members of Board of Directors are encouraged to attend the Company's annual shareholder meetings. Three directors attended last year's annual shareholder meeting.

The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which consists of Thomas Holt and John R. Gaulding.  All of the members of the Audit Committee are independent directors as defined by Rule 4200(a)(15) of NASDAQ Market Place Rules. John R. Gaulding is the chairperson of the committee.  This committee, among other things, reviews the annual audit with the Company's independent accountants. In addition, the audit committee has the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Audit Committee held two meetings during the Last Fiscal Year.  A copy of the Audit Committee Charter is attached to the Proxy Statement as Annex A

The Company also has a Compensation Committee, which was formed in June 2001 and consists of Homer G. Dunn and John R. Gaulding.  This committee, among other things, reviews the compensation policies applicable to the Company's senior officers.  The Compensation Committee held no meetings during the Last Fiscal Year

The Company does not have any committees of the Board of directors other than the Audit Committee and the Compensation Committee.

The Company does not have a Nominating Committee and does not have a Nominating Committee Charter.  The members of the Board of Directors (the "Board") participate in the consideration of director nominees. All of the directors of the Company, with the exception of Francis K. Ruotolo, are independent directors as defined by Rule 4200(a)(15) of NASDAQ Market Place Rules. The Board intends to assess whether or not it is appropriate to establish a formal nominating committee in the future.

The Board identifies nominees by first evaluating the current members of the Board willing to continue in service. If any Board member does not wish to continue in service or if the Board decides not to nominate a member for re-election, then the Board identifies the desired skills and experience in light of the criteria outlined below. The Board establishes a pool of potential director candidates from recommendations from the Board, senior management and shareholders.

The Board reviews the credentials of potential director candidates (including potential candidates recommended by shareholders), conducts interviews and makes formal nominations for the election of directors.  In making its nominations, the Board considers a variety of factors, including the following factors: integrity, high level of education, skills, background, independence, financial expertise, experience or knowledge with businesses relevant to the Company's current and future business plans, experience with businesses of similar size, all other relevant experience, understanding of the Company's business and industry diversity, compatibility with existing Board members, and such other factors as the Board deems appropriate in the best interests of the Company and its shareholders.  Proposed nominees are not evaluated differently depending upon who has made the proposal. The Company has not to date paid any third party fee to assist in this process.

The Company will consider proposed nominees whose names are submitted to the Company's Secretary by shareholders.  Proposals made by shareholders for nominees at an annual shareholders meeting must be received by the Secretary of the Company prior to the end of the fiscal year preceding such annual meeting.  The Company does not have a formal policy with regard to the consideration of any director candidate recommended by shareholders.  The Company has not adopted a formal policy because it has not received to date proposals from shareholders recommending director candidates. The board of directors intends to review periodically whether a formal policy should be adopted.

Compensation of Directors

Directors who are employees of the Company do not receive any compensation for service on the Board.  The Company does not currently pay any cash compensation to non-employee directors.  The Company generally grants options or warrants to purchase up to 75,000 shares of Common Stock to its non-employee directors, subject to a two-year vesting schedule. The Company did not grant options or warrants to its non-employee directors during the fiscal year ended December 31, 2003.

Indemnification Agreements

The Company has entered into Indemnification Agreements with each of its executive officers and directors that provide for indemnification against certain possible judgments and costs which may be brought against them in the course of their service.  Such agreements do not provide indemnification for acts and omissions for which indemnification is not permitted under Delaware law.

PROPOSAL 2  - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Burr, Pilger & Mayer, LLP has been selected by the Audit Committee to serve as the Company's independent accountants for the current fiscal year.  The Company is asking you to ratify the selection of Burr, Pilger & Mayer, LLP as the Company's independent accountants. In the event that holders of a majority of the outstanding shares fail to ratify the selection of Burr, Pilger & Mayer, LLP, the Company will reconsider such selection, but may still select Burr, Pilger & Mayer, LLP as independent public accountants for the Company.

Representatives of Burr, Pilger & Mayer, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Auditor's Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in its quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

For the fiscal year ended December 31, 2002: $32,000
Billed and expected billing for the fiscal year ended December 31, 2003: $32,640

Audit-Related Fees

Audit-Related Fees include review of interim financial statements, Form 10-QSB and related financial information. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under "Audit Fees" are as follows:

For the fiscal year ended December 31, 2002: $12,367
Billed and expected billing for the fiscal year ended December 31, 2003: $14,390

Tax Fees

Tax Fees include preparation of Federal and State income tax returns for fiscal years ended December 31, 2002 and 2003. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

For the fiscal year ending December 31, 2002: $8,345
For the fiscal year ending December 31, 2003: $15,965

All Other Fees

All Other Fees include research, consultation and discussions related to various accounting and tax issues. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above under "Audit Fees", "Audit Related Fees" and "Tax Fees" are as follows:

For the fiscal year ending December 31, 2002: $18,293
Billed and expected billing for the fiscal year ending December 31, 2003: $8,339

The Company's Audit Committee pre-approved the principal types of services (audit, audit assurance and tax preparation) provided by the principal accountant during the year ended December 31, 2003. 100% of "Audit-Related Fees", 100% of "Tax Fees" and 100% of "All Other Fees" were approved by the Company's Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Company's Audit Committee has considered whether the provision of services rendered by its accountants are compatible with maintaining the accountant's independence. The Audit Committee reviews in advance, and grants any appropriate pre-approvals of (i) all auditing services to be provided by the principal accountant and (ii) all non-audit services to be provided by the principal accountant as permitted by Section 10A of the Securities Exchange Act of 1934, and not specifically prohibited under the Sarbanes-Oxley Act of 2002, and in connection therewith approves all fees and other terms of engagement.

The Board of Directors recommends a vote FOR Proposal Number 2.

MANAGEMENT AND DIRECTORS

The following table sets forth information with respect to the Company's current executive officers, principal employees, consultants and directors.

Name                                      Age      Position
Francis K. Ruotolo........................ 66      Chairman and Chief Executive Officer
                                                   Class 3 Director, term expires in 2006
Papken S. Der Torossian................... 65      Class 1 Director, term expires in 2004
John R. Gaulding.......................... 58      Class 3 Director, term expires in 2006
Homer G. Dunn............................. 63      Class 2 Director, term expires in 2005
Thomas Holt............................... 58      Class 1 Director, term expires in 2004
Gary Ebersole............................. 55      Former President and Chief Operating Officer
                                                   Former Class 2 Director*
Kenneth Ruotolo........................... 43      Chief Financial Officer, Executive Vice President, Finance and
                                                   Operations, and Secretary
Clifford Hersh............................ 56      Managing Director and Chief Scientist
Jeffrey R. Spirn, Ph.D.................... 55      Vice President, Research and Development
Girish Mundada............................ 36      Vice President, Engineering
Steven Messino............................ 52      Vice President, Sales

* Mr. Ebersole resigned as President, Chief Operating Officer and Director on January 31, 2004.

Papken S. Der Torossian, Age 65

Papken S. Der Torossian joined the Company's Board of Directors in March 2001.  Mr. Der Torossian served as Chairman of the Board of Directors and Chief Executive Officer for Silicon Valley Group, Inc. (SVGI) until 2001 and is a Board member of Nanometrics, Inc.  He joined SVGI in 1984 as President and became CEO in 1986.  In 1991, Mr. Der Torossian was appointed SVGI's Chairman of the Board.  Mr. Der Torossian joined the Board of Directors of Nanometrics, Inc. in July 2001.  Mr. Der Torossian holds a B.S.M.E. degree from MIT and a M.S.M.E. degree from Stanford University.

Gary Ebersole, Age 55
Former President and Chief Operating Officer and Director

Gary Ebersole joined ANTs software inc. as President and Chief Operating Officer in March 2003 and was appointed to the Board of Directors in June 2003. Mr. Ebersole resigned as President, Chief Operating Officer and Director effective January 31, 2004.  Mr. Ebersole has over 24 years' experience in enterprise IT technology sales and marketing, the last eight years in increasingly strategic positions with database companies. Most recently, Mr. Ebersole was CEO of Clustra Systems, Inc., developer of a high availability database system. He was instrumental in raising a $22 million series B round of financing. In February of 2002, Mr. Ebersole successfully engineered the acquisition of Clustra by Sun Microsystems, Inc. Prior to Clustra, Mr. Ebersole was VP Marketing for Angara Database Systems, Inc., where he developed and implemented a marketing program that helped establish the in-memory SQL-compliant database market. Prior to Angara, Mr. Ebersole was Director of Technical Services, Global Channels and Partner Marketing for Informix where he established the company's strategy and plan for the Informix Developer Network and key global technical marketing programs.

Kenneth Ruotolo, Age 43
Chief Financial Officer, Executive Vice President, Finance and Administration, and Secretary

Mr. Ruotolo joined the Company in June 2001. Before joining the Company, Mr. Ruotolo was a founder and served as Vice President of Finance and Operations for eStar, Inc. a content developer and syndicator. Prior to eStar, Mr. Ruotolo was a partner for twelve years with era2, an interactive design and internet consulting agency. Mr. Ruotolo holds a B.A. degree in Economics from the University of California at Davis and an M.B.A. from Northeastern University.

Clifford Hersh, Age 56
Managing Director and Chief Scientist

Mr. Hersh joined the Company in March 1997.  Previously, he was a founder and Chief Executive Officer of Move Resources, Inc. He was also Vice President of Engineering for Array Technologies, Inc. and Director of Advanced Development at Genigraphics Corporation.  Mr. Hersh received a bachelor degree in mathematics from the University of California at Berkeley, and a Master of Science degree in engineering from the Federal Institute of Technology, Zurich, Switzerland.

Jeffrey R. Spirn, Ph.D., Age 55
Vice President, Research and Development

Dr. Spirn joined ANTs software inc. March 2000, and became Director of Engineering in February 2001 and was promoted to Vice President of Research and Development in September 2001. Before joining ANTs, Dr. Spirn was a software architect at Oracle, where he worked on application server, naming, and multithreading issues. Prior to that, he worked for Sun Microsystems and in the HP and DEC research labs. Before his industrial career, Dr. Spirn was a Computer Science Professor at Brown and Penn State Universities, and held visiting positions at Bell Laboratories and the University of Hawaii. During this period, he published one book and many technical articles on network and operating system design and performance modeling. Dr. Spirn holds a Ph.D. in Electrical Engineering/Computer Science from Princeton University, and a B.S. in Electrical Engineering from M.I.T.

Girish Mundada, Age 36
Vice President, Engineering

Mr. Mundada joined the Company in September 2001.  Prior to joining ANTs, he was a Senior Vice President and General Manager at NetSol International. He has also held positions at Informix Corporation, including those in development, management and senior management.

Mr. Mundada completed a bachelor degree in Computer Science from the University of Pune, India, and obtained an MBA from the University of California at Berkeley.

Steven Messino, Age 52
Vice President, Sales

Mr. Messino joined the Company as a consultant in January 2003. Mr. Messino has more than 25 years of executive management experience in the creation of strategic partnerships, business planning and development, sales, strategic marketing and process implementation as well as customer service both domestic and international.  His focus has been within the computer software industry and its internet and ecommerce derivatives. As a consultant, Mr. Messino has assisted over a dozen companies in an executive capacity with the design, development, financing and implementation of their business. He established a significant number of corporate strategic partnerships, which resulted in technology transfers, new product distribution channels, financings, and M&A. Mr. Messino built his career in sales, marketing and service at Sun Microsystems as a founding member of the SunSoft subsidiary, and at Digital Equipment marketing the #1 multi-function office system in the industry.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership by Beneficial Owners

The following table sets forth, as of February 2, 2004, information regarding ownership of the Company's common stock by any person or entity, known by the Company to be the beneficial owner of more than five percent of the outstanding shares of common stock.  The percentages are calculated on the basis of the amount of outstanding shares of Common Stock on February 2, 2004 which was 26,381,004 plus, for each person, any securities that person has the right to acquire within 60 days following February 2, 2004 pursuant to options or warrants.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Donald R. Hutton, 10995 Boas Road Sidney, B. C. Canada V8L 5J1....................................................................	3,502,500 (1)	13.28
Alison B. Hicks, 10995 Boas Road Sidney, B. C. Canada V8L 5J1...................................................................	3,502,500 (2)	13.28
Whistler Design, 94 Dowdeswell Street Box N-75-71, Nassau.................................................................................	2,502,500	9.49
Perry Logan, PO Box 30370, Las Vegas, NV 89173-370........................................................................	2,135,000 (3)	7.97

(1) Includes 600,000 shares of Common Stock owned by Mr. Hutton, 2,502,500 shares of Common Stock in the name of Whistler Design, controlled by Mr. Hutton, 400,000 shares of Common Stock in the name of Ms. Alison B. Hicks, Mr. Hutton's spouse; does not include 90,000 shares of Common Stock which Mr. Hutton held in joint tenancy with Ms. Josephine C. Hutton and for which Mr. Hutton has disclaimed any beneficial interest in or ownership of such shares.

(2) Includes 400,000 shares of Common Stock owned by Ms. Hicks, 2,502,500 shares of Common Stock in the name of Whistler Design, controlled by Donald R. Hutton, Ms. Hicks' spouse, and 600,000 shares of Common Stock in the name of Mr. Hutton; does not include 90,000 shares of Common Stock which Mr. Hutton held in joint tenancy with Ms. Josephine C. Hutton and for which Mr. Hutton has disclaimed any beneficial interest in or ownership of such shares.

(3) Includes 160,000 shares of Common Stock owned by Bell Seventh, 1,575,000 shares of Common Stock owned by Mr. Perry Logan and a warrant to purchase up to 400,000 shares of Common Stock held by Mr. Perry Logan.

Security Ownership by Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock as of February 2, 2004, by each of the Company's directors and executive officers.  The table also shows the beneficial ownership of the Company's stock by all directors and executive officers as a group.  The table includes the number of shares subject to outstanding options and warrants to purchase shares of Common Stock.  The percentages are calculated on the basis of the amount of outstanding shares of Common Stock on February 2, 2004 which was 26,381,004 plus, for each person, any securities that person has the right to acquire within 60 days following February 2, 2004, pursuant to options or warrants.

Name and Address of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned	Percent of Class
Directors and Nominees for Director
Francis K. Ruotolo.....................................................................	1,047,500(2)	3.82
Thomas Holt..............................................................................	90,000(3)	*
John R. Gaulding......................................................................	90,000(4)	*
Homer G. Dunn........................................................................	90,000(5)	*
Papken S. Der Torossian......................................................	90,000(6)	*
Executive Officers
Gary Ebersole........................................................................	159,873(7)	*
Clifford Hersh.......................................................................	604,000(8)	2.26
Jeffrey Spirn.........................................................................	210,000(9)	*
Kenneth Ruotolo.................................................................	340,000(10)	1.27
9 directors and executive officers as a group.................	2,721,373	9.45

* means less than 1%

 (1) Unless otherwise indicated, the address of each director and officer is c/o ANTs software inc., 801 Mahler Road, Suite G, Burlingame, CA 94010.

(2) Includes a Warrant to purchase up to 25,000 shares of Common Stock, an Option to purchase up to 750,000 shares of Common Stock, an Option to purchase up to 155,000 shares of Common Stock, an Option to purchase up to 77,500 shares of Common Stock, an Option to purchase up to 20,000 shares of Common Stock and an Option to purchase up to 20,000 shares of Common Stock. Mr. Ruotolo can acquire 25,000 shares of Common Stock under his Warrant and 1,012,500 shares of Common Stock under his Options in the next 60 days. Mr. Ruotolo may also purchase the remaining shares under his Options at any time during the next 60 days, however such purchase would be subject to the Company's right to repurchase unvested shares.

(3) Includes an Option to purchase up to 50,000 shares of Common Stock, an Option to purchase up to 25,000 shares of Common Stock, and an Option to purchase up to 15,000 shares of Common Stock.  Mr. Holt can acquire 90,000 shares of Common Stock under his Options in the next 60 days.  The address of Mr. Holt is: c/o Lucent Technologies, 600 Mountain Ave, Murray Hill, NJ  07059.

(4) Includes an Option to purchase up to 75,000 shares of Common Stock and an Option to purchase up to 15,000 shares of Common Stock. Mr. Gaulding can acquire 90,000 shares of Common Stock under his Options in the next 60 days. 115 Margarita Dr., San Rafael, CA 94901.

(5) Includes an Option to purchase up to 75,000 shares of Common Stock and an Option to purchase up to 15,000 shares of Common Stock. Mr. Dunn can acquire 90,000 shares of Common Stock from his Options in the next 60 days. The address of Mr. Dunn is: c/o Evant Inc. 235 Montgomery Street, San Francisco, CA  94104.

(6) Includes an Option to purchase up to 75,000 shares of Common Stock and an Option to purchase up to 15,000 shares of Common Stock. Mr. Der Torossian can acquire 90,000 shares of Common Stock under his Options in the next 60 days. The address of Mr. Der Torossian is 21978 Via Regina, Saratoga, CA 95070.

(7) Includes an Option to purchase up to 83,412 shares of Common Stock and an Option to purchase up to 76,461 shares of Common Stock. Mr. Ebersole can acquire 159,873 shares of Common Stock under his Options in the next 60 days. Mr. Ebersole's options will expire on April 30, 2004. The address of Mr. Ebersole is 1775 Beach Street, San Francisco, CA  94123.

(8) Includes 300,000 shares of Common Stock owned as a result of a warrant exercise during the second quarter of 2003 and includes an Option to purchase up to 120,000 shares of Common Stock, an Option to purchase up to 72,000 shares of Common Stock, an Option to purchase up to 72,000 shares of Common Stock, an Option to purchase up to 20,000 shares of Common Stock and an Option to purchase up to 20,000 shares of Common Stock. Mr. Hersh may acquire 294,000 shares of Common Stock under his Options in the next 60 days. Mr. Hersh may also purchase the remaining shares under his Options at any time during the next 60 days, however such purchase would be subject to the Company's right to repurchase unvested shares.

(9) Includes a Warrant to purchase up to 50,000 shares of Common Stock, an Option to purchase up to 10,000 shares of Common Stock, an Option to purchase up to 40,000 shares of Common Stock, an Option to purchase up to 10,000 shares of Common Stock, an Option to purchase up to 10,000 shares of Common Stock, an Option to purchase up to 50,000 shares of Common Stock, an Option to purchase up to 20,000 shares of Common Stock, and an Option to purchase up to 20,000 shares of Common Stock. Mr. Spirn may acquire 50,000 shares of Common Stock under his Warrant in the next 60 days. Mr. Spirn may acquire 183,324 shares of Common Stock under his Options in the next 60 days. Mr. Spirn may also purchase the remaining shares under his Options at any time during the next 60 days, however such purchase would be subject to the Company's right to repurchase unvested shares.

(10) Includes an Option to purchase up to 10,000 shares of Common Stock (of which 660 have been forfeited), an Option to purchase up to 30,000 shares of Common Stock (of which 10,020 have been forfeited), an Option to purchase up to 175,000 shares of Common Stock, an Option to purchase up to 17,500 shares of Common Stock, an Option to purchase up to 17,500 shares of Common Stock, an Option to purchase up to 60,680 shares of Common Stock, an Option to purchase up to 20,000 shares of Common Stock, and an option to purchase up to 20,000 shares of Common Stock. Mr. Ruotolo may acquire 299,993 shares of Common Stock under his Options within the next 60 days.  Mr. Ruotolo may also purchase the remaining shares under his Options at any time during the next 60 days, however such purchase would be subject to the Company's right to repurchase unvested shares.

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of the Company's knowledge, all the Company's officers, directors and 10% shareholders timely filed the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2003, with one exception. In May 2002 Mr. Clifford Hersh, the Company's Chief Scientist, sold 100,000 shares of common stock and filed a Form 4 for 50,000 of the shares in a timely manner. A Form 4 for the sale of the remaining 50,000 shares was filed late.

EXECUTIVE COMPENSATION

Summary Compensation Table

This Table sets forth the annual compensation for the three most recent completed fiscal years of the named executive officers that were serving as executive officers during the last completed fiscal year or at the end of the last completed fiscal year.

	Annual compensation				Long term compensation

					Award		Payouts

Name and principal position	Year	Salary	Bonus	Other Annual Compensation (1)	Restricted stock award(s)	Securities underlying options/SARs	LTIP Payouts	All other Compensation

Francis K. Ruotolo	2003	$183,333	$ -	$106,667		-
Chief Executive Officer	2002	$194,950	$ -			20,000
and Chairman	2001	$362,473	$ 400,000			982,500
of the Board

Gary Ebersole	2003	$115,535	$ -	$ 14,214		575,000		$20,140 (2)
Former President, Chief Operating Officer and Director (3)

Clifford Hersh	2003	$110,000	$ -	$ 60,500		-
Managing Director	2002	$128,683	$ -	$ -		20,000
and Chief Scientist	2001	$200,000	$ 10,000	$ -		144,000

Kenneth Ruotolo	2003	$108,333	$ -	$ 46,667		-
Secretary, Chief	2002	$118,389	$ -	$ -		80,680
Financial Officer and	2001	$106,666	$ -	$ -		239,320		$61,600 (4)
Executive Vice
President of Finance and Administration

Jeff Spirn	2003	$ 87,500	$ -	$ 48,125		-
Vice President,	2002	$104,883	$ -	$ -		70,000
Research and	2001	$155,833	$ 2,186	$ -		60,000
Development

(1)  Represents salary that was deferred and which the Company expects to pay back during 2004.

(2)  Represents compensation for consulting services rendered by Mr. Gary Ebersole before he became an employee of the Company.

(3)  Mr. Ebersole resigned as President, Chief Operating Officer and Director effective January 31, 2004.

(4)  Represents compensation for consulting services rendered by Mr. Kenneth Ruotolo before he became an employee of the Company.

Option/SAR grants in the Last Fiscal Year

The following table sets forth certain information concerning grants of options and warrants to purchase shares of Common Stock of the Company made during the last completed fiscal year to the executive officers named in the Summary Compensation Table.

Name	Number of securities underlying options/ SARs granted	Percent of total options/ SARs granted to employees in fiscal year (1)	Per share exercise price (2)	Expiration date (3)

Gary Ebersole	300,000	30.15	1.12	4/30/04
Gary Ebersole	275,000	27.63	1.10	4/30/04

(1) During the fiscal year ended December 31, 2003, the Company granted to its employees options covering 995,000 shares of Common Stock.
(2) The exercise price is equal to the closing sale price of the Common Stock of the Company traded on the Over the Counter Bulletin Board on the grant date.
(3) This is the date on which Mr. Ebersole will forfeit the right to exercise the vested portion of these option grants. Mr. Ebersole resigned from the Company on January 31, 2004.

Securities Authorized For Issuance Under Equity Compensation Plans As Of December 31, 2003

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance
Equity compensation plans Approved by security holders	3,841,162	2.00	1,521,488
Equity compensation plans not Approved by security holders	743,546 (1)	3.39

Total	4,584,708		1,521,488

(1)  Includes warrants to purchase 475,000 shares of Common Stock of the Company which were fully vested upon issuance and have a five year term expiring 2004, warrants to purchase 258,546 shares of Common Stock of the Company with a five year term expiring in 2005, and warrants to purchase 10,000 shares of Common Stock with a five year term expiring in 2006 and subject to the Company's right to repurchase the unvested shares.

Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth information concerning the number and value of shares of common stock underlying the unexercised options and warrants held by the named executive officers as of December 31, 2003. The table also sets forth the value realized upon the exercise of stock options and warrants during the last fiscal year which is calculated based on the fair market value of the Company's common stock on the date of exercise, as determined by the closing price of its common stock as traded on the Over-The-Counter Bulletin Board, less the exercise price paid for the shares. The value of unexercised in-the-money options and warrants represents the positive spread between the exercise price of the stock options and the fair market value of the Company's common stock as of December 31, 2003, which was $.93 per share.

Aggregated Option/Warrant Exercises in 2003 and Fiscal Year-End Option/Warrant Values

	Shares
	Acquired		Number of Securities		Value of Unexercised
	On		Underlying Unexercised		In-the-Money Options at
	Exercise	Value	Options at Year-End(#)		Year-End($)(2)
Name	(#)	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Francis K. Ruotolo.....	-	$ -	1,027,500	-	$ 8,200	$ -
Gary Ebersole.............	-	-	575,000	-	-	-
Kenneth Ruotolo.......	-	-	320,000	-	8,200	-
Clifford Hersh (3).......	300,000	258,000	284,000	-	8,200	-
Jeff Spirn.....................	-	-	190,000	-	8,200	-

(1)  Calculated by multiplying the number of shares acquired on exercise by the difference between the fair market value of the shares on the date of exercise and the exercise price.

(2)  Calculated by determining the difference between the fair market value of the Company's common stock as of December 31, 2003 and the exercise price of the option.

(3)  During the second quarter of 2003, Mr. Hersh exercised a warrant to purchase 300,000 shares of common stock for the aggregate amount of $75,000.

Separation Agreements

On January 8, 2001, the Company entered into a Separation Agreement with Mr. Francis K. Ruotolo pursuant to which it agreed to pay Mr. Ruotolo his salary for a period of six months following the termination of his employment in the event Mr. Ruotolo terminates his employment for Good Cause or in the event the Company terminates Mr. Ruotolo's employment without Cause.  The Company also agreed to continue to pay Mr. Ruotolo his salary for a period of 24 months in the event of a Corporate Transaction (a merger or acquisition in which it is not the surviving entity, the sale of all or substantially all of its assets, or any reverse merger in which it remains the surviving entity) where the consideration received by it is less than five dollars ($5.00) per share on a full dilution and full conversion basis and where the successor company does not offer Mr. Ruotolo a position of similar title, office and responsibilities and equal salary, to the position held and salary received by Mr. Ruotolo with the Company immediately prior to such Corporate Transaction. Under this Agreement Good Cause is defined as (i) a decrease in Mr. Ruotolo's compensation of greater than twenty-five percent (25%) of his compensation (x) immediately prior to such decrease or (y) in the aggregate over a period not exceeding two years (not including any decrease in compensation that is applied to each of the Company's executive officers equally), (ii) a material change in Mr. Ruotolo's corporate position, title or responsibilities, or (iii) the relocation of its principal offices more than 80 miles from their present location without Mr. Ruotolo's consent.  Termination of Mr. Ruotolo's employment is deemed to be "for Cause" in the event that Mr. Ruotolo (i) violates any material provisions of the Letter Agreement by which he was employed, the Separation Agreement or the Company's standard form of Proprietary Information and Inventions Agreement, (ii) is charged with or indicted for a felony, any criminal act other than minor traffic violations, or (iii) commits any act of willful misconduct, gross negligence, or dereliction of his duties under the Separation Agreement.

On January 14, 2004, the Company entered into a Separation and Settlement Agreement and Full Release of All Claims with Mr. Gary Ebersole in connection with Mr. Ebersole's resignation as President, Chief Operating Officer, officer and a director and agent of the Company.  Each party agreed to release the other of all claims and the Company agreed to (i) waive its rights under Section 14 (non-compete provision) of the Employment Agreement entered into between the parties on or about March 24, 2003 and (ii) pay Mr. Ebersole Forty-nine Thousand, Seven Hundred and Fifty dollars ($49,750).  Such amount is equal to Mr. Ebersole's deferred salary, which had been accruing since June 1, 2003.

Certain Transactions

On January 11, 2001, the Company entered into an agreement with Mr. Frederick D. Pettit, its former President and Chief Executive Officer, in connection with which it agreed to forgive $45,000 (one fifth) plus interest, of a note receivable by Mr. Pettit on August 4, 2001 and on each 1 year anniversary thereof, until the entire amount of principal and interest have been discharged, and the Company agreed to pay Mr. Pettit the sum of $300,000, payable $75,000 per year for four (4) years on August 4 of each year.

AUDIT COMMITTEE REPORT

Background

The Audit committee of the Board of Director's of ANTs fulfills a fiduciary role for the Board of Directors, as they represent the Shareholders, by providing a direct supervisory link to the independent auditors.  The Board of Directors acts upon the recommendations or advice of the Audit Committee, which has no responsibility to make decisions and take actions separate from the Board of Directors.  In its role, the Audit Committee undertakes the following advisory or consultative tasks:

  select the independent audit firm to be employed or nominate the independent auditor for shareholder approval consult with the independent auditor on their plan of audit for the company review, with the independent auditor, their report of audit and their letter consult, with the independent auditor, on the adequacy of internal controls

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of their activities to the Board.  The reporting process is the responsibility of Company Management: they prepare the Company's financial statements, while the independent auditors are responsible for auditing those financial statements.

The committee membership must meet the requirements of the audit committee policy of the NASDAQ Exchange. Accordingly, all of the members are directors independent of management and free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member.  Accordingly, officers or employees of the company do not serve on the committee.

The audit committee is composed of two non-management members of the Board who are selected by the Board, based upon their prior experience in audit committee matters, their availability as required for review of these matters, and their individual independence and objectivity. At least one member must have had employment as a senior officer with financial oversight responsibilities.

Specific Required Items for the Present Report of the ANTs Audit Committee

In support of the Proxy Statement, the audit committee provides this present report for the company's proxy statement. The following disclosure, as required, appears over the printed names of each member of the audit committee. The members of the Audit Committee present at the 2004 meeting have signed the current disclosure.

Responses to the following requirements follow each requirement as a bullet:

the audit committee must state whether

(1) the committee has reviewed and discussed the fiscal year 2003 audited financial statements with management;

  Yes, at the audit committee meeting of March 5, 2004.

 (2) the committee has discussed with the independent auditors the matters required by SAS 61;

   Yes at the audit committee meeting of March 5, 2004.

 (3) the committee has received from the independent accountants the letter required by the Independence standard No.1 and has discussed with the independent accountants the independent accountants' independence;

  Yes, the letter is filed at the ANTs Corporate office.

(4) the committee recommends to the Board, based on the three items above, that the audited financials be included in this Form 10-KSB for filing with the Commission;

  Yes

(5) an Audit Committee Charter governs the Company's audit committee

  Yes: a copy of the Audit Committee Charter is attached to the Proxy Statement as Annex A.

(6) the Company has an audit committee and whether the members of their audit committee are "independent" as defined in the NASD's, AMEX's or NYSE's listing standards, and which definition was used;

  Yes, the Company has an Audit Committee that meets the strictest of the standards referred to above: all members of the Audit Committee are uncompensated members of the Board who are neither members of the management nor officers of the Company and are, in the view of the company's board of directors, free of any relationship that would interfere with the exercise of independent judgment by the members of Audit Committee.

Meetings

The Audit Committee held two meetings during the fiscal year ended December 31, 2003, on March 14, 2003 and on June 20, 2003.

The Committee met with the Company's outside accountants at all meetings, and reviewed their findings, suggestions and plans for continuing audits. The Committee discussed strengthening controls as the Company grows into operations and out of research and development and the need for selecting and supporting strong financial management in support of anticipated growth. The Audit Committee believes that the Committee has an excellent and forthright working relationship with the Company's Audit Firm, Burr, Pilger & Mayer, LLP.  The Audit Committee selected Burr, Pilger & Mayer, LLP to serve as the Company's independent accountants for the current fiscal year.

Thomas Holt
John R. Gaulding

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the annual meeting following the close of the 2004 fiscal year (whether or not intended for inclusion in the Company's proxy statement and form of proxy relating to such meeting) must be received by the Company on or before December 31, 2004.

OTHER BUSINESS

The Company knows of no other matters to be submitted to Shareholders at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment.

                                                                                        By Order of the Board of Directors

                                                                                        /s/ Kenneth Ruotolo
                                                                                        _____________________________
                                                                                        Kenneth Ruotolo, Secretary

April 8, 2004

ALL SHARHEOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

Annex A
ANTs software inc.
Board of Directors
Audit Committee
Charter

I. Purpose

The primary functions of the Audit Committee ANTs software inc. (the "Company") are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (ii) the Company's auditing, accounting and financial reporting processes generally; (iii) the Company's financial statements and other financial information provided by the Company to its stockholders, the public and others; (iv) the Company's compliance with legal and regulatory requirements; and (v) the performance of the Company's independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II. Organization

The Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall satisfy the independence requirements of Section 10A of the Securities Exchange Act of 1934[1], and any other regulatory requirements.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors; members shall serve until their successors shall be duly elected and qualified. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

Vacancies on the Audit Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.  The members of the Audit Committee may be removed by a majority vote of the Board.

The Committee may form and delegate authority to subcommittees when appropriate.  In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company.

III. Meetings

The Audit Committee shall meet at least once per year, or more frequently as circumstances require.

The Audit Committee shall report regularly to the Board, at a minimum, after each meeting of the Audit Committee, and shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Board of Directors of the Company.

A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall require members of management, the independent auditors and others to attend meetings and to provide pertinent information, as necessary.  As part of its job to foster open communications, the Committee shall meet in separate executive session with management and the Company's independent auditors during its meetings to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

IV. Responsibilities and Duties

In recognition of the fact that the Company's independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with management but shall not delegate these responsibilities.

To fulfill its responsibilities and duties, the Audit Committee shall:

With respect to the independent auditors:

  Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.
  Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and not specifically prohibited under the Sarbanes-Oxley Act, and (iii) in connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.
  Review the performance of the Company's independent auditors on at least an annual basis.
  On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.
  At least annually, obtain and review an annual report from the independent auditors describing any material issues raised by the most recent peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.
  Confirm that neither the lead audit partner for the Company's independent auditors nor the concurring audit partner have exceeded the five year limitation imposed under the Sarbanes-Oxley Act of 2002[2] .
  Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934, and Section 204 of the Sarbanes-Oxley Act.
  Review, based upon the recommendation of the independent auditors, the scope and plan of the work to be done by the independent auditors for each fiscal year.

With respect to financial statements:

  Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of the Company's quarterly report on Form 10-QSB, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended.
  Review and discuss with management and the independent auditors the Company's annual financial statements prior to the filing of the Company's annual report on Form 10-KSB, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended.
  Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

Periodic and Annual Reviews:

  Periodically review separately with each of management and the independent auditors (i) any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) management's response to each.
  Periodically discuss with the independent auditors, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.
  Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors or management with the independent auditors and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.
  Review with management, the independent auditors, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.
  Obtain and review an annual report from management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

Discussions with management:

  Review and discuss with management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.
  Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material effect on current or future financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.
  Inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences which may have a material impact on the financial statements of the Company.
  Review and discuss with management (i) the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies), and (ii) the program that management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.
  Review and discuss with management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.
  Obtain explanations from management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to management and management's response.

With respect to the internal audit function and internal controls:

  In consultation with the independent auditors review the adequacy of the Company's internal control structure and system, and the procedures designed to insure compliance with laws and regulations.
  Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other:

  Disclose in the Company's Annual Report whether at least one "audit committee financial expert"[3] serves on the Audit Committee, and if so, the name of the expert and whether the expert is independent of management.  If not, disclose such fact and explain why the Company has no such expert. The full board of directors shall decide whether a committee member meets the definition of "audit committee financial expert."
  Review and approve all related-party transactions.
  Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors and executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.
  Establish clear hiring policies for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.  At a minimum, such policies should provide that any registered public accounting firm may not provide audit services to the Company if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the Company was employed by such accounting firm and participated in the audit of the Company within one year of the initiation of the current audit.
  Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.
  Review with management and the independent auditors the sufficiency and quality of financial and accounting personnel of the Company.
  Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.
  The Committee shall conduct an annual performance evaluation of itself.
  Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

V. Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

VI. Limitation of Audit Committee's Role

The Audit Committee's role is one of oversight. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.  Management is responsible for the fair presentation of the information set forth in the financial statements in conformity with GAAP.  The independent auditors' responsibility is to provide their opinion, based on their audits, that the financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with GAAP.  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in conformity with GAAP.  Further, it is not the duty of the Audit Committee to assure compliance with applicable laws and regulations, or the Company's code of business conduct and ethics for directors or executive officers.

[1] Under the Sarbanes-Oxley Act of 2002, each member of the Committee shall be a member of the Board of Director of the Company, and shall otherwise be independent.  In order to be considered to be independent, a member of a Committee may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee (i) accept any consulting, advisory, or other compensatory fee from the Company; or (ii) be an affiliated person of the Company or any subsidiary thereof.

[2] Section 203 of the Sarbanes-Oxley Act of 2002 specifies that: It shall be unlawful for a registered public accounting firm to provide audit services to an issuer if the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has performed audit services for that issuer in each of the 5 previous fiscal years of that issuer.

[3] Under the Sarbanes-Oxley Act of 2002, an "audit committee financial expert" is defined as: a person who has the following attributes: a) an understanding of generally accepted accounting principles and financial statements; b) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; d) an understanding of internal controls and procedures for financial reporting; and e) an understanding of audit committee functions

ANTs software inc.
801 MAHLER ROAD
SUITE G
BURLINGAME, CA 94010

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we've provided or return it to ANTs software inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

ANTSSW                             KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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ANTs software inc.

Vote on Proposals

The Board recommends a vote FOR Items 1 and 2.

	For	Against	Abstain
1. Election of Class 1 director. Nominee: 01) Thomas Holt	/ /	/ /	/ /
2. Proposal to ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the year ending December 31, 2004.	/ /	/ /	/ /

For address changes and/or comments,
please check this box and write them on the back where indicated               / /

Please indicate if you plan to attend this meeting                             / /        / /
                                                                                                  Yes      No

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Please mark and sign exactly as your name appears on your Share Certificate. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If shares are held by joint tenants or as community property, each person should sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. If a partnership, this signature should be that of an authorized person who should state his or her title.

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Signature [PLEASE SIGN WITHIN BOX] Date

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Signature (Joint Owners) Date

ANTs software inc.

PROXY	PROXY

The undersigned Shareholder of ANTs software inc., a Delaware corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 8, 2004, and appoints Kenneth Ruotolo and Clifford Hersh, and each of them, attorney-in-fact and proxy of the undersigned, each with power of substitution, to attend, vote and act, from time to time, for the undersigned at the Meeting of Shareholders of ANTs software inc. to be held at the Crowne Plaza Hotel, 1177 Airport Blvd., Burlingame, California, on May 6, 2003, at 2:00 p.m., or at any other location, and any adjournments or postponements thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all of the powers which the undersigned would possess if personally present, hereby revoking any proxy to vote such shares heretofore given, and hereby ratifying and confirming all that such attorneys and proxies, or any of them, may lawfully do by virtue hereof.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the nominee to the Board of directors in the manner described in the Proxy Statement, and FOR proposal 2. If this proxy is executed in any manner so as not to withhold authority to vote for the election of the nominees to the Board of directors, it shall be deemed to grant such authority.

If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner set forth herein. This proxy will be voted as the proxies deem advisable on such proper business as may come before the meeting of the shareholders or pursuant to consent to act or otherwise as provided by Delaware law.

IF VOTING BY MAIL, PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF VOTING BY TELEPHONE OR INTERNET, PLEASE USE INSTRUCTIONS ON REVERSE.

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Address Changes/Comments: __________________________________

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(If you noted any address changes/comments above, please mark corresponding box on other side.)

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